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The following press release may be provided to stockholders of Qualcomm Incorporated (“Qualcomm”).

FOR IMMEDIATE RELEASE

Qualcomm Contacts:

Pete Lancia, Corporate Communications

Phone:  1-858-845-5959

Email: corpcomm@qualcomm.com

John Sinnott, Investor Relations

Phone:  1-858-658-5431

Email: ir@qualcomm.com

Qualcomm Provides Update on Meeting with Broadcom

SAN DIEGO — February 16, 2018 — The Board of Directors of Qualcomm Incorporated (NASDAQ: QCOM) today sent a letter to Broadcom Limited (NASDAQ: AVGO) regarding its February 14 meeting with Broadcom representatives.

The full text of the letter is as follows:

February 16, 2018

Mr. Hock Tan

President and Chief Executive Officer

Broadcom Limited

1 Yishun Avenue 7

Singapore 768923

Dear Mr. Tan,

I am writing on behalf of the Board of Directors of Qualcomm Incorporated.  In our February 14 meeting, Broadcom reiterated that $82.00 per share is its best and final proposal.  The Board remains unanimously of the view that this proposal materially undervalues Qualcomm and has an unacceptably high level of risk, and therefore is not in the best interests of Qualcomm stockholders.

That said, our Board found the meeting to be constructive in that the Broadcom representatives expressed a willingness to agree to certain potential antitrust-related divestitures beyond those contained in your publicly filed merger agreement.  At the same time, Broadcom continued to resist agreeing to other commitments that could be expected to be required by the FTC, the European Commission, MOFCOM and other government regulatory bodies.  Broadcom also declined to respond to any questions about its intentions for the future of Qualcomm’s licensing business, which makes it very difficult to predict the antitrust-related remedies that might be required.  In addition, Broadcom insists on controlling all material decisions regarding our valuable licensing business during the extended period between signing and a potential closing, which would be problematic and not permitted under antitrust laws.

Our Board is highly cognizant of the need to protect Qualcomm’s stockholders from the considerable risks of agreeing to a transaction that does not close.  A breakup fee in the range proposed by Broadcom does not come close to compensating for those risks.

While the current Broadcom proposal is unacceptable, our Board is intensely focused on maximizing value for Qualcomm stockholders, whether through executing on its growth strategy or by selling the Company.  Our Board is open to further discussions with Broadcom to see if a proposal that appropriately reflects the true value of Qualcomm shares, and ensures an appropriate level of deal certainty, can be obtained.  If such a proposal cannot be obtained from Broadcom, our Board is highly confident in Qualcomm’s ability to deliver superior near- and long-term value to its stockholders by continuing to execute its growth strategy.

Sincerely,

Paul E. Jacobs

Chairman of the Board

cc:                                Steve Mollenkopf

Chief Executive Officer

Goldman Sachs & Co. LLC, Evercore and Centerview Partners are acting as financial advisors to Qualcomm.  Paul, Weiss, Rifkind, Wharton & Garrison LLP, Cravath, Swaine & Moore LLP and DLA Piper LLP (US) are acting as legal advisors to Qualcomm.

For information about the 2018 Annual Meeting of Stockholders, please visit www.qcomvalue.com.

About Qualcomm

Qualcomm invents breakthrough technologies that transform how the world connects and communicates. When we connected the phone to the Internet, the mobile revolution was born. Today, our inventions are the foundation for life-changing products, experiences, and industries. As we lead the world to 5G, we envision this next big change in cellular technology spurring a new era of intelligent, connected devices and enabling new opportunities in connected cars, remote delivery of health care services, and the IoT — including smart cities, smart homes, and wearables. Qualcomm Incorporated includes our licensing business, QTL, and the vast majority of our patent portfolio. Qualcomm Technologies, Inc., a subsidiary of Qualcomm Incorporated, operates, along with its subsidiaries, all of our engineering, research and development functions, and all of our products and services businesses, including, the QCT semiconductor business. For more information, visit Qualcomm’s website, OnQ blog, Twitter and Facebook pages.

ADDITIONAL INFORMATION

Qualcomm has filed a definitive proxy statement and WHITE proxy card with the U.S. Securities and Exchange Commission (the “SEC”) in connection with its solicitation of proxies for its 2018 Annual Meeting of Shareholders (the “2018 Annual Meeting”).  QUALCOMM SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ THE DEFINITIVE PROXY STATEMENT (AND ANY AMENDMENTS AND SUPPLEMENTS THERETO) AND ACCOMPANYING WHITE PROXY CARD AS THEY CONTAIN IMPORTANT INFORMATION.  Shareholders may obtain the proxy statement, any amendments or supplements to the proxy statement and other documents as and when filed by Qualcomm with the SEC without charge from the SEC’s website at www.sec.gov.

CERTAIN INFORMATION REGARDING PARTICIPANTS

Qualcomm, its directors and certain of its executive officers may be deemed to be participants in connection with the solicitation of proxies from Qualcomm’s shareholders in connection with the matters to be considered at the 2018 Annual Meeting.  Information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, is set forth in the proxy statement and other materials to be filed with the SEC.  These documents can be obtained free of charge from the sources indicated above.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Any statements contained in this document that are not historical facts are forward-looking statements as defined in the U.S. Private Securities Litigation Reform Act of 1995. Additionally, statements regarding operating results for future years, growth in operating results and the factors contributing to future operating results; the resolution of licensing disputes and the impact and timing thereof; expected market, industry, geographic and organic growth and trends; future serviceable addressable market size and growth; anticipated contributions from and growth in new opportunities; benefits from planned cost reductions; technology and product leadership and trends; Qualcomm’s positioning to benefit from any of the above; potential benefits and upside to Qualcomm’s shareholders related to any of the above; and the regulatory process and regulatory uncertainty are forward-looking statements. Words such as “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “intend,” “may,” “plan,” “project,” “predict,” “should,” “will” and similar expressions are intended to identify such forward-looking statements. These statements are based on Qualcomm’s current expectations or beliefs, and are subject to uncertainty and changes in circumstances. Actual results may differ materially from those expressed or implied by the statements herein due to changes in economic, business, competitive, technological, strategic and/or regulatory factors, and other factors affecting the operations of Qualcomm. More detailed information about these factors may be found in Qualcomm’s filings with the SEC, including those discussed in Qualcomm’s most recent Annual Report on Form 10-K and in any subsequent periodic reports on Form 10-Q and Form 8-K, each of which is on file with the SEC and available at the SEC’s website at www.sec.gov. SEC filings for Qualcomm are also available in the Investor Relations section of Qualcomm’s website at www.qualcomm.com. Qualcomm is not obligated to update these forward-looking statements to reflect events or circumstances after the date of this document. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates.